Exhibit 99.1

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2025 and December 31, 2024

and

Unaudited Pro Forma Consolidated Statements of Operations for the

nine months ended September 30, 2025 and the year ended December 31, 2024

Summary of Unaudited Pro Forma Consolidated Financial Statements

The following pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated the United States Securities and Exchange Commission (the “SEC”). In accordance with Article 11 of Regulation S-X, certain unaudited financial information for the properties disposed of since September 30, 2025 that are not individually significant have also been presented.

On October 23, 2025, Medalist Diversified REIT, Inc. (the “Company”), through its operating partnership, Medalist Diversified Holdings, LP (the “Operating Partnership”), and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing a building at  2106 Statesville Blvd., Salisbury, NC, commonly known as Salisbury Marketplace Shopping Center (the “Salisbury Property”) to an unaffiliated purchaser.

On December 30, 2025, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of those certain tracts of real property at 2545 Scottsville Road, Bowling Green, KY (the “Buffalo Wild Wings Property”) and 376 Dan Tibbs Road NW Huntsville, Madison County, Alabama (the “United Rentals Property”), each containing a single building, to an unaffiliated purchaser.

On February 13, 2026, the Company, through the Operating Partnership and the Operating Partnership’s wholly owned subsidiaries, completed the disposition of that certain tract of real property containing three buildings at 1244 Executive Boulevard, Chesapeake, Virginia, commonly known as Greenbrier Business Center (the “Greenbrier Property”) to an unaffiliated purchaser.  Collectively, the four transactions are referenced herein as the “Dispositions.”

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries as of September 30, 2025 (unaudited), the audited consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries as of December 31, 2024, the condensed consolidated statement of operations of Medalist Diversified REIT, Inc. and Subsidiaries for the nine months ended September 30, 2025 (unaudited), and the audited consolidated statement of operations of Medalist Diversified REIT, Inc. and Subsidiaries for the year ended December 31, 2024.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 has been prepared to give effect to the Dispositions as if these transactions had occurred on September 30, 2025.

The following unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2025 has been prepared to give effect to the Dispositions as if these transaction had occurred on January 1, 2025.

The following unaudited pro forma consolidated balance sheet as of December 31, 2024 has been prepared to give effect to the Salisbury Property and Greenbrier Property dispositions as if these transactions had occurred on December 31, 2024.  The Buffalo Wild Wings and United Rentals properties were not represented on the Company’s audited consolidated balance sheet as of December 31, 2024.  As a result, no adjustments have been made to the December 31, 2024 audited consolidated balance sheet to reflect their disposition.

The following unaudited pro forma consolidated statement of operations for year ended December 31, 2024 has been prepared to give effect to the Dispositions as if these transactions had occurred on January 1, 2024.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Dispositions been consummated as of the dates indicated.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2025

		Pro Forma Adjustments (b)
				Buffalo		United
		Salisbury		Wild Wings		Rentals		Greenbrier		Pro Forma
	Historical	Disposition		Disposition		Disposition		Disposition		September 30,
	September 30,	(i)		(ii)		(ii)		(iii)		2025
	2025 (a)	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$53,493,272	$-		$(2,303,644)	(c)	$(2,454,930)	(c)	$-		$48,734,698
Cash	1,886,677	4,500,772	(d)	2,407,992	(d)	2,644,920	(d)	3,631,304	(d)	15,071,665
Restricted cash	1,915,909	-		-		-		-		1,915,909
Rent and other receivables	100,143	-		-		-		-		100,143
Assets held for sale	30,666,856	(9,051,387)	(e)	-		-		(6,312,658)	(e)	15,302,811
Unbilled rent	1,253,026	-		-		-		-		1,253,026
Intangible assets, net	1,798,255	-		(210,132)	(f)	(247,069)	(f)	-		1,341,054
Other intangible assets	122,738	-		-		-		-		122,738
Other assets	867,495	-		-		-		-		867,495
Total Assets	$92,104,371	$(4,550,615)		$(105,784)		$(57,079)		$(2,681,354)		$84,709,539

LIABILITIES
Accounts payable and accrued liabilities	$1,702,384	$-		$-		$-		$-		$1,702,384
Liabilities associated with assets held for sale	26,815,510	(5,622,135)	(g)	-		-		(7,000,000)	(g)	14,193,375
Intangible liabilities, net	862,730	-		(53,025)	(h)	-		-		809,705
Mortgages payable, net	37,728,594	-		-		-		-		37,728,594
Total Liabilities	$67,109,218	$(5,622,135)		$(53,025)		$-		$(7,000,000)		$54,434,058

EQUITY
Common stock	$11,124	$-		$-		$-		$-		$11,124
Additional paid-in capital	51,989,953	-		-		-		-		51,989,953
Offering costs	(3,404,055)	-		-		-		-		(3,404,055)
Accumulated deficit	(38,219,239)	536,724	(i)	(26,427)	(i)	(28,591)	(i)	2,163,210	(i)	(35,574,323)
Total Stockholders' Equity	10,377,783	536,724		(26,427)		(28,591)		2,163,210		13,022,699
Noncontrolling interests - Parkway Property	384,746	-		-		-		-		384,746
Noncontrolling interests - Operating Partnership	14,232,624	534,796	(j)	(26,332)	(j)	(28,488)	(j)	2,155,436	(j)	16,868,036
Total Equity	$24,995,153	$1,071,520		$(52,759)		$(57,079)		$4,318,646		$30,275,481
Total Liabilities and Equity	$92,104,371	$(4,550,615)		$(105,784)		$(57,079)		$(2,681,354)		$84,709,539

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2025

Notes to unaudited pro forma consolidated balance sheet as of September 30, 2025

(a)	Historical financial information was derived from the condensed consolidated balance sheet of the Company as of September 30, 2025 (unaudited).

(b)	Represents the impact of the Dispositions as if each transaction had occurred on September 30, 2025.

i.	On October 23, 2025, the Company closed on the sale of the Salisbury Property. The total sales price received for the Property was $9,930,000. The Company used $5,145,479 of the proceeds from the sale of the Salisbury Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Salisbury Property.

ii.	On December 30, 2025, the Company closed on the sales of the Buffalo Wild Wings and United Rentals Properties. The total sales price received for the two properties was $5,295,000.

iii.	On February 13, 2026, 2025, the Company closed on the sale of the Greenbrier Property. The total sales price received for the Property was $11,000,000. The Company used $7,000,000 of the proceeds from the sale of the Greenbrier Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Greenbrier Property

(c)	Represents the book value of the Buffalo Wild Wings and United Rentals Properties which, as of September 30, 2025, had not yet been transferred to assets held for sale.

(d)	Represents the net cash proceeds of each of the transactions, net of pro rated operating items and the extinguishment of certain liabilities, including tenant security deposits transferred to the buyer.

(e)	Represents the book value of the Salisbury and Greenbrier Properties which, as of September 30, 2025, had been transferred to assets held for sale.

(f)	Represents the book value of the intangible assets associated with the Buffalo Wild Wings and United Rentals Properties which, as of September 30, 2025, had not yet been transferred to assets held for sale.

(g)	Represents the repayment of mortgages payable, net, associated with assets held for sale, and the book value of intangible liabilities associated with assets held for sale.

(h)	Represents the book value of the intangible liabilities associated with the Buffalo Wild Wings Property which, as of September 30, 2025, had not yet been transferred to liabilities associated with assets held for sale.

(i)	Represents the gain (loss) on disposition of investment properties.

(j)	Represents the Operating Partnership’s non-controlling interest in the gain on sale. As of September 30, 2025, the OP Units not held by the Company represent 49.91% of the outstanding OP Units.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2025

		Pro Forma Adjustments (b)
				Buffalo		United
		Salisbury		Wild Wings		Rentals		Greenbrier		Pro Forma
	Historical	Disposition		Disposition		Disposition		Disposition		September 30,
	September 30,	(i)		(ii)		(ii)		(iii)		2025
	2025 (a)	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
REVENUE
Retail center property revenues	$4,673,820	$(695,646)	(c)	$-		$-		$-		$3,978,174
Flex center property revenues	2,053,868	-		-		-		(819,209)	(c)	1,234,659
Single tenant net lease property revenues	845,366	-		(119,880)	(c)	(123,846)	(c)	-		601,640
Total Revenue	$7,573,054	$(695,646)		$(119,880)		$(123,846)		$(819,209)		$5,814,473

OPERATING EXPENSES
Retail center property operating expenses	$1,302,361	$(190,751)	(d)	$-		$-		$-		$1,111,610
Flex center property operating expenses	545,143	-		-		-		(183,130)	(d)	362,013
Single tenant net lease property operating expenses	152,675	-		-		-		-		152,675
Bad debt expense	1,686	(365)	(d)	-		-		(1,160)	(d)	161
Share based compensation expenses	397,182	-		-		-		-		397,182
Legal, accounting and other professional fees	1,172,673	-		-		-		-		1,172,673
Corporate general and administrative expenses	1,041,918	-		-		-		-		1,041,918
Loss on impairment	67,503	-		-		-		-		67,503
Impairment of assets held for sale	120,000	-		-		-		-		120,000
Depreciation and amortization	2,667,181	(281,485)	(d)	(64,169)	(d)	(101,032)	(d)	(206,664)	(d)	2,013,831
Total Operating Expenses	7,468,322	(472,601)		(64,169)		(101,032)		(390,954)		6,439,566
Loss on redemption of mandatorily redeemable preferred stock	(9,375)	-		-		-		-		(9,375)
Loss on extinguishment of debt	(27,066)	-		-		-		-		(27,066)
Operating income (loss)	68,291	(223,045)		(55,711)		(22,814)		(428,255)		(661,534)
Interest expense	1,900,672	(208,496)	(e)	-		-		(172,713)	(e)	1,519,463
Net Loss from Operations	(1,832,381)	(14,549)		(55,711)		(22,814)		(255,542)		(2,180,997)
Other income	314,318	-		-		-		-		314,318
Other expense	(68,937)	-		-		-		-		(68,937)
Net Loss	(1,587,000)	(14,549)		(55,711)		(22,814)		(255,542)		(1,935,616)
Less: Net loss attributable to Parkway Property noncontrolling interests	(3,123)	-		-		-		-		(3,123)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	337,556	(6,356)	(f)	(24,340)	(f)	(9,967)	(f)	(111,646)	(f)	185,246
Net Loss Attributable to Medalist Common Shareholders	$(1,921,433)	$(8,193)		$(31,371)		$(12,847)		$(143,896)		$(2,117,739)

Loss per common share - diluted	(1.47)									(1.62)
Weighted-average number of shares - diluted	1,307,745									1,307,745

Dividends paid per common share	$0.20									$0.20

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

Notes to unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2025

(a)	Historical financial information was derived from the condensed consolidated statement of operations of the Company for the nine months ended September 30, 2025 (unaudited).

(b)	Represents the impact of the Dispositions to the Company’s statement of operations as if each transaction had occurred on January 1, 2025. Each adjustment reflects a reduction of revenues and expenses associated with each property as if the Company had not owned the property during the nine months ended September 30, 2025.

(c)	Represents the revenues recognized during the nine months ended September 30, 2025.

(d)	Represents the property operating and other expenses incurred during the nine months ended September 30, 2025.

(e)	Represents an allocation of interest expense from the Wells Fargo Mortgage Facility incurred during the nine months ended September 30, 2025. The Wells Fargo Mortgage Facility was collateralized by the Salisbury and Greenbrier Properties, and the Company’s Lancer Center Property. The total interest paid under the Wells Fargo Mortgage Facility is allocated to each property based on the relationship of each property’s appraised value at the initiation of the Wells Fargo Mortgage Facility to the total appraised value of the three collateral properties.

(f)	Represents the Operating Partnership’s non-controlling interest in each respective property’s net income (loss). During the nine months ended September 30, 2025, a weighted average of 43.69% of the Operating Partnership’s net loss was allocated to the noncontrolling unit holders.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2024

		Pro Forma Adjustments (b)

		Salisbury		Greenbrier		Pro Forma
	Historical	Disposition		Disposition		December 31,
	December 31,	(i)		(ii)		2024
	2024 (a)	(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$64,424,038	$(8,569,819)	(c)	$(6,290,551)	(c)	$49,563,668
Cash	4,776,021	4,500,772	(d)	3,631,304	(d)	12,908,097
Restricted cash	1,296,715	-		-		1,296,715
Rent and other receivables, net	331,096	-		-		331,096
Unbilled rent	1,114,365	-		-		1,114,365
Intangible assets, net	2,187,732	(481,568)	(e)	(22,107)	(e)	1,684,057
Other assets	967,735	-		-		967,735
Total Assets	$75,097,702	$(4,550,615)		$(2,681,354)		$67,865,733

LIABILITIES
Accounts payable and accrued liabilities	$1,185,809	$-		$-		$1,185,809
Intangible liabilities, net	1,420,364	(476,656)	(f)	-		943,708
Mortgages payable, net	50,001,062	(5,145,479)	(g)	(7,000,000)	(g)	37,855,583
Mandatorily redeemable preferred stock, net	1,488,221	-		-		1,488,221
Total Liabilities	$54,095,456	$(5,622,135)		$(7,000,000)		$41,473,321

EQUITY
Common stock	$13,453	$-		$-		$13,453
Additional paid-in capital	54,450,272	-		-		54,450,272
Offering costs	(3,404,055)	-		-		(3,404,055)
Accumulated deficit	(36,027,063)	829,356	(h)	3,342,632	(h)	(31,855,075)
Total Stockholders' Equity	15,032,607	829,356		3,342,632		19,204,595
Noncontrolling interests - Parkway Property	414,869	-		-		414,869
Noncontrolling interests - Operating Partnership	5,554,770	242,164	(i)	976,014	(i)	6,772,948
Total Equity	$21,002,246	$1,071,520		$4,318,646		$26,392,412
Total Liabilities and Equity	$75,097,702	$(4,550,615)		$(2,681,354)		$67,865,733

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2024

Notes to unaudited pro forma consolidated balance sheet as of December 31, 2024

(a)	Historical financial information was derived from the audited consolidated balance sheet of the Company as of December 31, 2024.

(b)	Represents the impact of the Dispositions as if each transaction had occurred on December 31, 2024.

i.	On October 23, 2025, the Company closed on the sale of the Salisbury Property. The total sales price received for the Property was $9,930,000. The Company used $5,145,479 of the proceeds from the sale of the Salisbury Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Salisbury Property.

ii.	On February 13, 2026, 2025, the Company closed on the sale of the Greenbrier Property. The total sales price received for the Property was $11,000,000. The Company used $7,000,000 of the proceeds from the sale of the Greenbrier Property to repay a portion of the Wells Fargo Mortgage Facility that was cross collateralized by the Greenbrier Property

On December 30, 2025, the Company closed on the sales of the Buffalo Wild Wings and United Rentals Properties. The total sales price received for the two properties was $5,295,000.  However, since these properties were acquired during the year ended December 31, 2025, the properties were not represented on the Company’s audited consolidated balance sheet as of December 31, 2024.  As a result, no adjustments have been made to the December 31, 2024 audited consolidated balance sheet to reflect their disposition.

(c)	Represents the book value of the Salisbury and Greenbrier Properties which, as of December 31, 2024, had not yet been transferred to assets held for sale.

(d)	Represents the net cash proceeds of each transaction, net of pro rated operating items and the extinguishment of certain liabilities, including tenant security deposits transferred to the buyer.

(e)	Represents the book value of the intangible assets associated with the Salisbury and Greenbrier Properties which, as of December 31, 2024, had not yet been transferred to assets held for sale.

(f)	Represents the book value of the intangible liabilities which, as of December 31, 2024, had not yet been transferred to liabilities associated with assets held for sale.

(g)	Represents the repayment of mortgages payable, net which, as of December 31, 2024, had not yet been transferred to liabilities associated with assets held for sale

(h)	Represents the gain on disposition of investment properties.

(i)	Represents the Operating Partnership’s non-controlling interest in the gain on sale. As of December 31, 2024, the OP Units not held by the Company represent 22.6% of the outstanding OP Units.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2024

		Pro Forma Adjustments (b)

		Salisbury		Greenbrier		Pro Forma
	Historical	Disposition		Disposition		December 31,
	December 31,	(i)		(ii)		2024
	2024 (a)	(Unaudited)		(Unaudited)		(Unaudited)
REVENUE
Retail center property revenues	$6,624,734	$(943,431)	(c)	$-		$5,681,303
Flex center property revenues	2,750,499	-		(1,069,889)	(c)	1,680,610
Single tenant net lease property revenues	359,894	-		-		359,894
Total Revenue	$9,735,127	$(943,431)		$(1,069,889)		$7,721,807

OPERATING EXPENSES
Retail center property operating expenses	$1,621,898	$(211,396)	(d)	$-		$1,410,502
Flex center property operating expenses	697,864	-		(260,491)	(d)	437,373
Single tenant net lease property operating expenses	31,977	-		-		31,977
Bad debt expense	39,910	(96)	(d)	-		39,814
Share based compensation expenses	277,500	-		-		277,500
Legal, accounting and other professional fees	1,170,270	-		-		1,170,270
Corporate general and administrative expenses	968,435	-		-		968,435
Loss on impairment	182	(182)	(d)	-		-
Depreciation and amortization	3,915,483	(697,430)	(d)	(357,446)	(d)	2,860,607
Total Operating Expenses	8,723,519	(909,104)		(617,937)		7,196,478
Gain on disposal of investment properties	2,819,502	-		-		2,819,502
Loss on redemption of mandatorily redeemable preferred stock	(47,680)	-		-		(47,680)
Loss on extinguishment of debt	(51,837)	-		-		(51,837)
Operating income (loss)	3,731,593	(34,327)		(451,952)		3,245,314
Interest expense	3,019,799	(285,675)	(e)	(236,645)	(e)	2,497,479
Net Income (Loss) from Operations	711,794	251,348		(215,307)		747,835
Other income	88,856	-		-		88,856
Other expense	(56,325)	-		-		(56,325)
Net Income (Loss)	744,325	251,348		(215,307)		780,366
Less: Net income attributable to Hanover Square Property noncontrolling interests	453,928	-		-		453,928
Less: Net loss attributable to Parkway Property noncontrolling interests	(3,234)	-		-		(3,234)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	266,107	20,535	(f)	(17,591)	(f)	269,052
Net Income (Loss) Attributable to Medalist Common Shareholders	$27,524	$230,813		$(197,716)		$60,621

Earnings per common share - basic	$0.024					$0.054
Weighted-average number of shares - basic	1,132,588					1,132,588

Earnings per common share - diluted	$0.03					$0.06
Weighted-average number of shares - diluted	1,127,768					1,127,768

Dividends paid per common share	$0.17					$0.17

See notes to unaudited pro forma consolidated financial statements

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2024

(a)	Historical financial information was derived from the audited consolidated statement of operations of the Company for the year ended December 31, 2024.

(b)	Represents the impact of the Dispositions to the Company’s statement of operations as if each transaction had occurred on January 1, 2024. Each adjustment reflects a reduction of revenues and expenses as if the Company had not owned the property during the year ended December 31, 2024.

(c)	Represents the revenues recognized during the year ended December 31, 2024.

(d)	Represents the property operating and other expenses incurred during the year ended December 31, 2024.

(e)	Represents an allocation of interest expense from the Wells Fargo Mortgage Facility incurred during the year ended December 31, 2024. The Wells Fargo Mortgage Facility was collateralized by the Salisbury and Greenbrier Properties, and the Company’s Lancer Center Property. The total interest paid under the Wells Fargo Mortgage Facility is allocated to each property based on the relationship of each property’s appraised value at the initiation of the Wells Fargo Mortgage Facility to the total appraised value of the three collateral properties.

(f)	Represents the Operating Partnership’s non-controlling interest in each respective property’s net income. During the year ended December 31, 2025, a weighted average of 8.17% of the Operating Partnership’s net income (loss) was allocated to the noncontrolling unit holders.